UNION
Union First Market Bankshares

+

StellarOne
CORPORATION

Investor Presentation June 10, 2013 The Next Great Virginia Bank The Next Great Virginia Bank Exhibit 99.2

Forward-Looking Statement

Statements made in this presentation, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this presentation and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Union and StellarOne intends such forward-looking statements to be covered by the safe harbor provisions for forward-
looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of Union and StellarOne and the resulting company, include but are not limited to: (1) the businesses of
Union and/or StellarOne may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and stockholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve; the quality and composition of the loan and securities portfolios;
demand for loan products; deposit flows; competition; demand for financial services in the companies’ respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by Union or StellarOne with the SEC. Union and StellarOne undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

UNION
Union First Market Bankshares

StellarOne
CORPORATION

Creates the dominant community bank in Virginia
Scale overshadows in-state competitors
Expands presence to include all major Virginia markets
Broadens and deepens competitive strengths
Transaction Rationale

Results in top tier financial performance post integration
Double-digit EPS accretion with manageable tangible book value dilution
Accretive to capitalization
Positioned to deploy excess capital post closing
Exceeds internal rate of return thresholds
Acquisition Highlights
Strategic
Merit
Financially
Attractive

UNION

Union First Market Bankshares

StellarOne CORPORATION

The Next Great Virginia Bank

Pro Forma Highlights
(1)
UBSH (90)
STEL (56)
Roanoke Roanoke
Charlottesville Charlottesville
Richmond Richmond
Virginia Beach Virginia Beach
Source: SNL Financial and MapInfo Professional
(1) Assumes transaction was consummated on 3/31/2013
(2) Estimated at close
Branches
FTEs
Assets
Loans
Deposits
TCE / TA Ratio
(2)
146
1,766
$7.1 Billion
$5.2 Billion
$5.8 Billion
~ 9.3%
Fredericksburg Fredericksburg

UNION
Union First Market Bankshares
StellarOne CORPORATION

Rank Institution (ST)
Number
of
Branches
Deposits in
Market
($mm)
Market
Share
(%)
1 Wells Fargo & Co. (CA) 295 29,350 17.4
2 Bank of America Corp. (NC) 177 22,233 13.2
3 BB&T Corp. (NC) 379 21,452 12.7
4 Capital One Financial Corp. (VA) 86 18,540 11.0
5 SunTrust Banks Inc. (GA) 239 17,168 10.2
Pro Forma - Union First Market Bkshs Corp. (VA) 146 5,702 3.4
6 United Bankshares Inc. (WV) 68 4,176 2.5
7 Carter Bank & Trust (VA) 88 3,502 2.1
8 Union First Market Bkshs Corp. (VA) 90 3,227 1.9
9 TowneBank (VA) 21 3,096 1.8
10 PNC Financial Services Group (PA) 101 2,829 1.7
11 StellarOne Corp. (VA) 56 2,475 1.5
12 Burke & Herbert Bank & Trust (VA) 25 2,077 1.2
13 Cardinal Financial Corp. (VA) 25 1,893 1.1
14 Citigroup Inc. (NY) 12 1,763 1.0
15 First Citizens BancShares Inc. (NC) 47 1,249 0.7
Totals (1-10) 1,544 125,572 74.3
Totals (1-136) 2,616 169,012 100.0
Growing Market Share

Virginia Deposit Market Share
Source: SNL Financial
Deposit data as of 6/30/2012; pro forma for pending transactions

UNION

Union First Market Bankshares

StellarOne CORPORATION

Deepening

+ =

+ =

+ =

+ =

+ =

+ =

+ =

+ =

+ =

Expanding

+ =

+ =

+ =

+ =

+ =

+ =

+ =

+ =

+ =

Competitive Positioning

Richmond Charlottesville
Source: SNL Financial and U.S. Census Bureau; Deposit data as of 6/30/2012
Note: Small businesses have less than 100 employees
Staunton / Harrisonburg
Population:
Households:
Small Businesses:
Market Deposits ($mm):
UBSH
Branches:
Deposits ($mm):
Pro Forma
42 4 46
$1,551 $44 $1,595
1,285,296
498,695
29,814
$73,641
STEL
Population:
Households:
Small Businesses:
Market Deposits ($mm):
UBSH
Branches:
Deposits ($mm):
Pro Forma
7 3 10
$330 $89 $419
205,406
80,055
5,449
$3,610
STEL
Population:
Households:
Small Businesses:
Market Deposits ($mm):
UBSH
Branches:
Deposits ($mm):
Pro Forma
4 10 14
$51 $437 $488
246,985
94,146
5,583
$3,368
STEL
Market Rank:
5 27 5
Market Rank:
6 8 5
Roanoke
Population:
Households:
Small Businesses:
Market Deposits ($mm):
UBSH
Branches:
Deposits ($mm):
Pro Forma
1 10 11
$16 $339 $355
311,468
129,484
7,864
$7,148
STEL
Market Rank:
15 6 6
Blacksburg
Population:
Households:
Small Businesses:
Market Deposits ($mm):
UBSH
Branches:
Deposits ($mm):
Pro Forma
- 9 9
- $696 $696
165,000
64,572
3,135
$2,665
STEL
Market Rank:
- 1 1
Market Rank:
14 2 2
Fredericksburg
Population:
Households:
Small Businesses:
Market Deposits ($mm):
UBSH
Branches:
Deposits ($mm):
Pro Forma
14 5 19
$664 $156 $820
332,897
114,196
6,326
$3,449
STEL
Market Rank:
3 10 2

UNION
Union First Market Bankshares

StellarOne CORPORATION

VA
OH
WV
DC
MD
NJ

Pro Forma Branch Franchise

Source: SNL Financial and MapInfo Professional
(1) Represents the number of STEL branches within a given radius of a UBSH branch; Shown as a percent of STEL total branches
Richmond
Rank: #5
Deposits: $1.6 bn
Market Tot.: $73.6 bn
Mkt. Share: 5.3%
Blacksburg
Rank: #1
Deposits: $696 mm
Market Tot.: $2.7 bn
Mkt. Share: 26.1%
Staunton /
Harrisonburg
Rank: #2
Deposits: $488 mm
Market Tot.: $3.4 bn
Mkt. Share: 14.4%
Culpeper
Rank: #1
Deposits: $202 mm
Market Tot.: $0.6 bn
Mkt. Share: 33.5%
MSA
Market Share Rank
Company Deposits
Total Market Deposits
Market Share
Roanoke
Deposits: $355 mm
Market Tot.: $7.2 bn
Mkt. Share: 4.9%
Rank: #6
Charlottesville
Rank: #5
Deposits: $419 mm
Market Tot.: $3.6 bn
Mkt. Share: 11.6%
VA VA
Fredericksburg
Rank: #2
Deposits: $820mm
Market Tot.: $3.4 bn
Mkt. Share: 23.7%
UBSH Counties STEL Counties Overlapping Counties
UBSH (90)
STEL (56)
Branch Overlap
(1)
Distance Branches % of Franchise
< 1/2 mi: 8 14.3%
< 1 mi: 13 23.2%
< 2 mi: 19 33.9%
< 5 mi: 26 46.4%

UNION
Union First Market Bankshares
StellarOne
CORPORATION

Transaction Terms

Transaction: Union First Market Bankshares Corporation acquisition of StellarOne Corporation
Fixed Exchange Ratio: 0.9739x shares of UBSH common stock for each share of STEL
Consideration: 100% stock
Transaction Value
(1)
: $19.50 per share or $445.1 million
Ownership Split: 52.9% UBSH / 47.1% STEL
Name: Union First Market Bankshares Corporation
Named Executives:
Chief Executive Officer:
President of the Bank:
Chief Financial Officer:
Chief Banking Officer:
Chief Retail Officer:
G. William Beale (UBSH)
John Neal (UBSH)
Robert Gorman (UBSH)
D. Anthony Peay (UBSH)
Elizabeth Bentley (UBSH)
Board Composition:
(11) UBSH / (8) STEL
Chairman:
Vice Chairman:
Raymond Smoot Jr. (STEL)
Ronald Hicks (UBSH)
Capital:
Excess capital generated in the transaction will be used to repurchase shares post closing of the acquisition
Required Approval:
Customary regulatory and shareholder approvals of both UBSH and STEL shareholders
Expected Close: Q4 2013 / Q1 2014
(1) Based on UBSH closing price of $20.02 as of 6/7/2013

3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
1.22x
1.24x
1.28x
1.32x
1.42x
1.45x
1.45x
1.49x
1.59x
1.68x
1.70x
1.83x
1.84x
1.88x
1.93x
1.98x
2.06x
2.12x
2.17x
2.40x
RNST/FMFC
SUSQ/ABBC
HTH/PlainsCapital
SCBT/FFCH
UBSH/STEL
COLB/WCBO
Bci/City National
SUSQ/TOBC
PB/Coppermark
PBNY/STL
PACW/FCAL
UBSI/VCBI
PBCT/DNBK
VLY/STBC
BRKL/BARI
FNB/PVSA
PB/American State
NBTB/Alliance
ISBC/ROMA
Cadence/EBTX
Price / Tangible Book Value

Transaction Pricing Comparison

Source: SNL Financial; Based on STEL’s tangible book value per share of $13.76
Recent nationwide bank & thrift transactions with deal values between
$150 million and $1 billion since 1/1/2011

UNION
Union First Market Bankshares

StellarOne
CORPORATION

Due Diligence

Comprehensive 4 week due diligence process
Face-to-face interview sessions for all lines of
business
3
rd
party resources
Loan review
Legal & Tax
Reviewed individual loan files for $842 million or 61%
of outstanding commercial loans
Examined an additional $156 million of unfunded
commitments
Sample included 61% of Bank-rated special mention
and substandard loans totaling $134 million or 10%
of the commercial portfolio
Reviewed residential, consumer and OREO on a
portfolio level
Modeled a credit mark of $53.5 million or 2.5% of the
loan and OREO portfolio
Due Diligence Highlights
Credit Due Diligence

UNION
Union First Market Bankshares
StellarOne CORPORATION

Financial Impact

Impact
Assumptions
Net expense savings of 32%
(2)
, or $28 million pre-tax
65% phased in by 2014
100% thereafter
No revenue enhancements were modeled
Share repurchases planned for 2014 and 2015 with excess capital
One time merger related expenses of approximately $19.5 million after-tax
No significant data processing termination charge
(1) Estimated at closing
(2) Net expense savings contemplates the potential for lost revenue in specific areas
EPS
Book Value
Capital
(1)
IRR
Double digit accretion to earnings per share with fully phased in expense savings
Single digit tangible book value per share dilution
Accretive in approximately 5 years
Approximately 25 bps accretive
to tangible common equity / tangible assets
Total risk-based capital in excess of 14.0%
Internal rate of return > 20%

UNION
Union First Market Bankshares
StellarOne CORPORATION

Creates the dominant community bank in Virginia Enhances competitive position in major markets Accretive to EPS Generates excess capital Strong IRR Summary 12 The Next Great Virginia Bank

APPENDIX

UNION
Union First Market Bankshares

StellarOne CORPORATION

Union First Market Bankshares
Overview
Source: SNL Financial; Market data as of 6/7/2013
(1) First Call Consensus estimates
(2) Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities
Market Valuation
Net Charge-Offs / Average Loans
0.05%
0.21%
0.69%
0.58%
0.55%
0.56%
0.33%
0.00%
0.50%
1.00%
1.50%
2007 2008 2009 2010 2011 2012 Q1 2013
Headquarters: Richmond, Virginia
Ticker: UBSH
Established: 1902
Branches: 90
Chief Executive Officer: G. William Beale
Chief Financial Officer: Robert Gorman

Price (6/7/13):
Market Cap. ($mm):
Price / Book:
Price / Tang. Book:
Price / 2014 EPS:
(1)
Dividend Yield:
Financial Highlights
(Dollars in thousands) Years Ended, December 31, Quarter Ended
2010 2011 2012 3/31/2013
Balance Sheet Items
Total Assets $3,837,247 $3,907,087 $4,095,865 $4,051,135
Total Net Loans 2,872,821 2,853,936 3,099,629 3,066,238
Deposits 3,070,059 3,175,105 3,297,767 3,311,749
Equity 428,085 421,639 435,863 430,773
Tangible Common Equity 308,440 341,092 360,652 356,631
Profitability
Net Income to Common $21,008 $27,769 $35,411 $8,983
Core ROAA
(2)
0.91% 0.91% 0.98% 0.95%
Core ROAE
(2)
8.2 7.9 9.0 8.9
Net Interest Margin 4.56 4.57 4.34 4.23
Efficiency Ratio 59.3 63.0 63.5 67.0
Fee Income / Op. Rev. 18.4 17.5 20.9 20.7
Balance Sheet Ratios
TCE / TA 8.22% 8.91% 8.97% 8.97%
Total Capital Ratio 14.68 14.51 14.57 14.44
Asset Quality
NPLs / Loans 2.57% 4.97% 2.48% 2.12%
NPAs / Loans + OREO 3.76 6.01 3.49 3.24
LLR / Loans 1.32 1.36 1.11 1.11
$20.02
$497.7
1.16x
1.40x
12.8x
2.6%

UNION
Union First Market Bankshares
StellarOne CORPORATION

StellarOne Corporation
Overview
Source: SNL Financial; Market data as of 6/7/2013
(1) First Call Consensus estimates
(2) Core income excludes extraordinary items, non-recurring items and gains/losses on sale of securities
Market Valuation
Net Charge-Offs / Average Loans
0.12%
0.80%
1.24%
1.17%
0.86%
0.40%
0.28%
0.00%
0.50%
1.00%
1.50%
2007 2008 2009 2010 2011 2012 Q1 2013
Headquarters: Charlottesville, Virginia
Ticker: STEL
Established: 1900
Branches: 56
Chief Executive Officer: O.R. Barham Jr.
Chief Financial Officer: Jeffrey Farrar

Price (6/7/13):
Market Cap. ($mm):
Price / Book:
Price / Tang. Book:
Price / 2014 EPS:
(1)
Dividend Yield:
Financial Highlights
(Dollars in thousands) Years Ended, December 31, Quarter Ended
2010 2011 2012 3/31/2013
Balance Sheet Items
Total Assets $2,940,442 $2,917,928 $3,023,204 $3,013,889
Total Net Loans 2,114,071 2,041,082 2,087,547 2,142,477
Deposits 2,386,102 2,395,600 2,484,324 2,476,005
Equity 426,437 414,173 431,642 428,753
Tangible Common Equity 277,360 294,327 313,741 310,479
Profitability
Net Income to Common $7,900 $13,430 $22,163 $5,911
Core ROAA
(2)
0.32% 0.57% 0.77% 0.84%
Core ROAE
(2)
2.3 3.9 5.4 5.9
Net Interest Margin 3.65 3.80 3.80 3.73
Efficiency Ratio 70.8 70.4 68.3 68.2
Fee Income / Op. Rev. 25.7 25.0 24.0 23.8
Balance Sheet Ratios
TCE / TA 9.84% 10.52% 10.80% 10.72%
Total Capital Ratio 15.44 16.42 16.86 16.47
Asset Quality
NPLs / Loans 3.87% 3.36% 2.79% 2.42%
NPAs / Loans + OREO 4.35 3.76 3.06 2.71
LLR / Loans 1.75 1.57 1.41 1.34
$16.21
$365.9
0.85x
1.18x
14.8x
2.5%

UNION
Union First Market Bankshares
StellarOne Corporation

Loan Mix

Deposit Mix

Loan and Deposit Composition

Cost of Total Deposits: 0.48% Cost of Total Deposits: 0.51%
Union First Market Bankshares Corporation StellarOne Corporation Pro Forma
Total: Total: Total:
Yield on Loans: 5.05% Yield on Loans: 4.82%
Total: Total: Total:
$2,974mm $2,141mm $5,115mm
$3,312mm $2,476mm $5,788mm
Source: SNL Financial
UBSH loan and deposit data as of 3/31/2013 per SEC filings
STEL loan and deposit data as of 3/31/2013 per SEC filings
Construction
15.7%
Residential
R.E.
15.9%
Commercial
R.E.
41.0%
Commercial &
Industrial
6.2%
Consumer &
Other
21.2%
Construction
9.8%
Residential
R.E.
22.9%
Commercial
R.E.
44.7%
Commercial &
Industrial
9.6%
Consumer &
Other
13.1%
Demand
Deposits
20.1%
NOW & Other
Trans. Accts
13.9%
MMDA & Other
Savings
35.4%
Retail Time
Deposits
15.3%
Jumbo Time
Deposits
15.3%
Demand
Deposits
15.1%
NOW & Other
Trans. Accts
25.1%
MMDA & Other
Savings
31.8%
Retail Time
Deposits
18.7%
Jumbo Time
Deposits
9.4%
Demand
Deposits
17.9%
NOW & Other
Trans. Accts
18.7%
MMDA & Other
Savings
33.8%
Retail Time
Deposits
16.8%
Jumbo Time
Deposits
12.8%
Construction
13.2%
Residential
R.E.
18.8%
Commercial
R.E.
42.5%
Commercial &
Industrial
7.6%
Consumer &
Other
17.8%

Additional Information

Additional Information and Where to Find It
In connection with the proposed merger, Union will file with the Securities and Exchange Commission (the “SEC”) a registration statement on
Form S-4 to register the shares of Union common stock to be issued to the stockholders of StellarOne. The registration statement will include a joint proxy statement/prospectus which will be sent to the stockholders of Union and StellarOne seeking their approval of the merger and related matters. In addition, each of Union and StellarOne may file other relevant documents concerning the proposed merger with the SEC.
Investors and stockholders of both companies are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement and any other relevant documents to be filed with the SEC in connection with the proposed merger because they will contain important information about Union, StellarOne and the proposed transaction. Investors and stockholders may obtain free copies of these documents through the website maintained by the SEC at www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Union First Market Bankshares Corporation, 1051 East Cary Street, Suite
1200, Richmond, Virginia 23219, Attention: Investor Relations (telephone: (804) 633-5031), or StellarOne Corporation, 590 Peter Jefferson
Pkwy, Suite 250, Charlottesville, Virginia 22911, Attention: Investor Relations (telephone: (434) 964-2217), or by accessing Union’s website at
www.bankatunion.com under “Investor Relations” or StellarOne’s website at www.stellarone.com under “Investor Relations.” The information on
Union’s and StellarOne’s websites is not, and shall not be deemed to be, a part of this presentation or incorporated into other filings either company makes with the SEC.
Union and StellarOne and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Union and/or StellarOne in connection with the merger. Information about the directors and executive officers of Union is set forth in the proxy statement for Union’s 2013 annual meeting of stockholders filed with the SEC on April 23, 2013.  Information about the directors and executive officers of StellarOne is set forth in the proxy statement for StellarOne’s 2013 annual meeting of stockholders filed with the SEC on April 9, 2013. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.